Corporate Presentation June 2020 NASDAQ: OYST

Disclaimers and Forward-looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current beliefs, expectations and assumptions of Oyster Point Pharma, Inc. (the “Company,” “we” or “our”) regarding the future of its business, its future plans and strategies, clinical results, future financial condition and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, product candidates, planned preclinical studies and clinical trials, results of clinical trials, research and development costs, regulatory approvals, timing and likelihood of success, as well as plans and objectives of management for future operations, are forward-looking statements. The words “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: market conditions, the likelihood of our clinical trials demonstrating safety and efficacy of our product candidates, and other positive results; the timing of initiation of our future clinical trials, and the reporting of data from our current and future trials; our plans relating to the clinical development of our product candidates, including the size, number and disease areas to be evaluated; the size of the market opportunity and prevalence of dry eye disease (DED) for our product candidates; our plans relating to commercializing our product candidates, if approved, including the geographic areas of focus and sales strategy; the success of competing therapies that are or may become available; our estimates of the number of patients in the United States who suffer from DED and the number of patients that will enroll in our clinical trials; the beneficial characteristics, safety, efficacy and therapeutic effects of our product candidates; the timing or likelihood of regulatory filings and approval for our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; our plans relating to the further development and manufacturing of our product candidates, including additional indications for which we may pursue; the expected potential benefits of strategic collaborations with third parties and our ability to attract collaborators with development, regulatory and commercialization expertise; existing regulations and regulatory developments in the United States and other jurisdictions; our plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available; our continued reliance on third parties to conduct additional clinical trials of our product candidates, and for the manufacture of our product candidates for preclinical studies and clinical trials; the accuracy of our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our financial performance; the sufficiency of our existing capital resources to fund our future operating expenses and capital expenditure requirements; our expectations regarding the period during which we will qualify as an emerging growth company under the JOBS Act; our expectations regarding the impact of the COVID-19 pandemic on patient visits and expectations regarding the powering of the ONSET-2 clinical trial, and the impact on our business of the COVID-19 pandemic or similar public health crises, our anticipated use of our existing resources and the proceeds from our recent follow-on public offering; and other risks described in the “Risk Factors” section included in our public filings that we have made and will make with the Securities and Exchange Commission (SEC) The forward-looking statements in this presentation represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. We have filed and will file Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, and other documents with the SEC. You should read these documents for more complete information about us. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 2

©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 3

OC-01 Nasal Spray for Dry Eye Disease Preservative-free nasal spray with 50 uL spray delivered twice daily to each nostril Novel mechanism of action to restore tear film homeostasis with natural tear production Rapid onset of action demonstrated in clinical trials to significantly improve signs and symptoms Improvement in tear production demonstrated in the majority of a broad subject population Favorable tolerability - no ocular burning/stinging Most common side effect was transient sneezing ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 4

Significant Unmet Need in the Treatment of Dry Eye Disease

Dry Eye Affects

~34 MILLION ADULTS

of all ages in the U.S. alone[1]

and >**340 million worldwide**[2]

~16 MILLION ADULTS

have been diagnosed,

but **< 2 million** are currently on treatment

~7 MILLION ADULTS

have tried current options

Limitations of current treatments



- Mechanisms of action only address inflammation
- Slow onset of action, measured in weeks to months
- Tolerability and compliance issues with administration of eye drops

1. Paulsen AJ, Cruickshanks KJ, Fischer ME, Huang GH, Klein BE, Klein R, Dalton DS. Dry eye in the beaver dam offspring study: prevalence, risk factors, and health-related quality of life. American Journal of Ophthalmology. 2014 Apr;157(4):799-806.
2. Market Scope 2016 Dry Eye Products Report: A Global Market Analysis for 2015 to 2021

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There is No Substitute for Natural Tear Film

A healthy tear film lubricates and protects the eyes from injury and infection, washes away foreign particles, and contributes refractive power for clear vision



Growth factors, such as nerve growth factor (NGF) and epidermal growth factor (EGF), found in natural human tears, are critical regulators for corneal wound healing

Natural tears contain a complex mixture of lipids, proteins, mucins, and electrolytes

- Over 1,500 proteins
- 5+ lipid classes
- 20+ mucins
- Contains growth factors and has anti-inflammatory and antimicrobial properties

Klenkler, B., Sheardown, H., & Jones, L. (2007). Growth factors in the tear film: role in tissue maintenance, wound healing, and ocular pathology. The ocular surface, 5(3), 228-239.
Willcox, M. D., Argüeso, P., Georgiev, G. A., Holopainen, J. M., Laurie, G. W., Millar, T. J., ... & Suarez, T. (2017). TFOS DEWS II tear film report. The ocular surface, 15(3), 366-403.

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Loss of Tear Film Leads to Cycle of Progression of Dry Eye Disease. OC-01 Targets Re-Establishing Tear Film Production Healthy Ocular Surface Loss of Tear Film Homeostasis Cycle of Dry Eye Disease Leads to Inflammation Tear Film Homeostasis Fundamental Characteristic of DED and Cell Damage Tear Deficiency & Instability Increased Evaporation Inflammation Irritation & Cell Damage Decreased Tear Volume Epithelial Mucin Aqueous Lipid RESTASIS®, XIIDRA®, Cequa® & other DED Cells pipeline Product candidates primarily address DED further down disease continuum ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 7

OC-01 Breaks the Cycle Progression of Dry Eye Disease by Re- Establishing Natural Tear Film Production Through a Novel MOA Healthy Ocular Surface Loss of Tear Film Homeostasis Cycle of Dry Eye Disease Leads to Inflammation Tear Film Homeostasis Fundamental Characteristic of DED and Cell Damage Tear Deficiency & Instability Increased Evaporation Inflammation Irritation & Cell Damage Decreased Tear Volume Epithelial Mucin Aqueous Lipid OC-01 is designed to address Cells the fundamental characteristic of DED by reestablishing natural tear film production to improve the signs and symptoms of DED ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 8

OC-01’s Nasal Delivery is Critical to the Novel MOA Parasympathetic Nervous System controls tear film homeostasis The trigeminal nerve is accessible within the nasal cavity, activated by OC-01 by stimulating nicotinic acetylcholine receptors (nAChR) The trigeminal nerve provides the pathway for parasympathetic stimulation of the Lacrimal Functional Unit (LFU) to promote complete natural tear film 34% of basal tear production is due to inhaling air through the nose1 1Gupta, A., Heigle, T., & Pflugfelder, S. C. (1997). Nasolacrimal stimulation of aqueous tear production. Cornea, 16(6), 645-648. ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 9

Tear Film is Produced by the Lacrimal Functional Unit LACRIMAL GLANDS Produce the aqueous which contains proteins, enzymes, antibodies and growth factors that are cytoprotective, anti- inflammatory, and anti-microbial. MEIBOMIAN GLANDS Produce the lipid layer which reduces evaporation and promotes tear film stability. GOBLET CELLS mucins aqueous Produce mucins which bind water from the aqueous lipid layer layer and allow for spreading of the aqueous layer over the ocular surface and help stabilize the tear film. ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 10

OC-01 is a Selective Nicotinic Agonist • Preservative-free nasal spray containing the selective nicotinic acetylcholine receptor agonist, varenicline. • Binds to receptors located on the trigeminal nerve readily accessible within anterior portion of the nasal cavity to open ion channels and depolarize the nerve. • Nerve is activated, and lacrimal functional unit is stimulated to produce natural tears. ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 11

OC-01 Nasal Spray Clinical Development Program 1 Phase 1 Phase 2b Phase 3 Phase 2 28-Day 28-Day Long-term 84-Day PK Study Safety & Efficacy Safety & Efficacy Safety & Efficacy Complete Complete Complete Complete ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 12

ZEN Phase 1 Study Design Open-Label, Single-Center, Randomized, 2-way Crossover Study to Evaluate the Relative Bioavailability of Varenicline Administered as OC-01 Nasal Spray Compared to Varenicline Administered Orally n=11 1.2 mg/ml Varenicline OC-01 Oral Tablet Nasal Spray 1mg Randomized 14 Day Wash-Out 1:1 Period Varenicline 1.2 mg/ml n=11 Oral Tablet OC-01 1mg Nasal Spray ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 13

OC-01 Nasal Spray Provides Low Systemic Exposure Highlights: Systemic Exposure • Relative bioavailability* of OC- Mean Plasma Concentration vs. Time 01 nasal spray was 13 times lower as compared to oral varenicline • Maximal concentration** of OC- 01 nasal spray was 14 times lower as compared to oral varenicline • The FDA has indicated that reliance upon the varenicline data in our 505(b)(2) NDA submission would be considered scientifically justified if exposure levels following nasal spray administration of our final clinical Plasma concentration values below the LLOQ (0.1) are presented as '0' (zero) in the arithmetic mean calculations. formulation are less than or Treatment A: Single oral dose of 1 mg varenicline administered orally; equal to that of oral varenicline Treatment B: Intranasal dose of 0.12 mg OC-01 (varenicline)- delivered as a 50 μL (0.06 mg) spray into each nostril. at its approved dose and route of administration * Systemic exposure as defined by adjusted geometric mean AUC0-inf; 7.46 vs 99.67 h*ng/ml ** Maximal concentration as defined by adjusted geometric mean Cmax; (0.32 vs 4.55 ng/ml) ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 14

OC-01 Nasal Spray Clinical Development Program 1 Phase 1 Phase 2b Phase 3 Phase 2 28-Day 28-Day Long-term 84-Day PK Study Safety & Efficacy Safety & Efficacy Safety & Efficacy Complete Complete Complete Complete ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 15

ONSET-1 Phase 2b Study Design Multicenter, Randomized, Double-Masked, Vehicle-Controlled Clinical Trial to Evaluate the Safety and Efficacy of OC-01 Nasal Spray on the Signs and Symptoms of Dry Eye Disease 1.2 mg/ml n=44 OC-01 Nasal Spray Primary (Sign) Endpoint: • Schirmer’s Score at Week 4 (Day 28) 0.6 mg/ml n=48 Randomized OC-01 1:1:1:1 Nasal Spray Schirmer’s Secondary (Symptom) Endpoints: Score ≤ 10 mm BID for 0.12 mg/ml n=47 • Visual analog eye dryness score (EDS) in Clinic at Week 4 OSDI ≥ 23 28 Days OC-01 Nasal Spray • Visual analog eye dryness score (EDS) in Controlled Adverse Environment (CAE) at Week 3 n=43 Vehicle Control (Placebo) ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 16

Demographics[1] and Baseline Characteristics[2] OC-01 OC-01 OC-01 Control Total 0.12 mg / mL 0.6 mg / mL 1.2 mg / mL (n=43) (n=182) (n=47) (n=48) (n=44) Mean Age at Randomization (years) 64.0 (10.3) 64.2 (12.7) 66.5 (9.4) 67.4 (10.6) 65.5 (10.8) Age Range (min, max) 32, 89 24, 89 49, 88 22, 84 22, 89 Sex Male 11 (26) 11 (23) 14 (29) 9 (20) 45 (25) Female 32 (74) 36 (77) 34 (71) 35 (80) 137 (75) Race White 40 (93) 42 (89) 39 (81) 36 (82) 157 (86) Black or African American 2 (5) 2 (4) 4 (8) 6 (14) 14 (8) Asian 1 (2) 3 (6) 4 (8) 0 8 (4) American Indian or Alaska Native 0 0 1 (2) 1 (2) 2 (1) Ethnicity Not Hispanic or Latino 38 (88) 39 (83) 45 (94) 42 (95) 164 (90) Hispanic or Latino 5 (12) 8 (17) 3 (6) 2 (5) 18 (10) Mean Baseline Schirmer’s Test (with anesthesia, mm) 4.5 (2.9) 5.2 (3.1) 4.8 (2.7) 5.5 (3.0) 5.0 (2.9) Mean Cotton Swab Schirmer’s Test (mm) 25.9 (7.0) 28.2 (7.3) 29.2 (7.8) 29.6 (7.5) 28.3 (7.5) Mean Baseline Eye Dryness Score (mm) 65.2 (17.7) 65.6 (20.1) 63.7 (18.4) 53.5 (22.4) 62.1 (20.2) [1] Demographics of ITT-observed Population [2] Baseline Characteristics of Safety Population ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 17

Statistically Significant Improvement in Signs Mean Change from Baseline in Schirmer’s % Subjects with ≥ 10mm Change from Baseline Score (mm) – Week 4 in Schirmer’s Score – Week 4 Primary (Sign) Endpoint Exploratory (Sign) Endpoint[1] P<0.001 P<0.001 P=0.001* P<0.001* P=0.001* 11.4 11.1 10.1 54% 48% 45% % Subjects % 3.7 14% Mean Change inChange Schirmer’sMean Score (mm) n=43 n=47 n=46 n=44 n=43 n=47 n=46 n=44 ANCOVA, Least Squares mean difference. ITT-observed population Pearson Chi-Squared. ITT-observed population [1] Exploratory endpoint analyzed after FDA Pre-IND meeting * Nominal p-value Control 0.12 mg/ml 0.6 mg/ml 1.2 mg/ml ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 18

Statistically Significant Improvement in Symptoms

ONSET 1

Mean Change from Baseline in Eye Dryness Score (mm) in CAE – Week 3[1]

Secondary (Symptom) Endpoint



Mean Change in EDS Score (mm)
n=42
n=44
n=45
n=38
-4.4
-8.1
-16.0
P=0.006
-18.4
P=0.001*

Mean Change from Baseline in Eye Dryness Score (mm) in Clinic – Week 4[2]

Secondary (Symptom) Endpoint



Mean Change in EDS Score (mm)
n=43
n=47
n=46
n=40
-5.6
-11.4
-19.0
P=0.021
-15.4
P=0.13

1 ANCOVA, Least Squares mean difference, ITT- observed population. Controlled Adverse Environment (CAE).
2 ANCOVA, Least Squares mean difference. ITT- observed population.
* nominal p-value

■ Control ■ 0.12 mg/ml ■ 0.6 mg/ml ■ 1.2 mg/ml

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Safety and Tolerability Profile Adverse Events Potentially Related to OC-01 Administration Events in >5% of Subjects OC-01 OC-01 OC-01 0.12 mg / mL 0.6 mg / mL 1.2 mg / mL Control (n=47) (n=48) (n=44) Sneeze after any installation 29 (62) 38 (79) 37 (84) 0 Cough after any instillation 4 (9) 6 (13) 11 (25) 0 Throat irritation after any instillation 0 7 (15) 9 (20) 0 Instillation site irritation after any installation 3 (6) 8 (17) 8 (18) 0 Pharynx dysaesthesia after any installation 5 (11) 4 (8) 3 (7) 0 All events mild (82%) or moderate Unique delivery in an ocular All events transient and resolved (18%) in severity. surface sparing nasal spray with by the next visit No severe events no ocular burning/stinging ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 20

OC-01 Nasal Spray Clinical Development Program 1 Phase 1 Phase 2b Phase 3 Phase 2 28-Day 28-Day Long-term 84-Day PK Study Safety & Efficacy Safety & Efficacy Safety & Efficacy Complete Complete Complete Complete ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 21

ONSET-2 Phase 3 Study Design Multicenter, Randomized, Controlled, Double-Masked Clinical Trial to Evaluate the Efficacy and Safety of OC-01 Nasal Spray on the Signs and Symptoms of Dry Eye Disease 1.2 mg/ml Primary (Sign) Endpoint: n=246 OC-01 • Categorical Schirmer’s Score at Week 4 (Day 28) Nasal Spray (% subjects ≥ 10 mm change from baseline) Randomized 0.6 mg/ml Secondary (Symptoms) Endpoints: 1:1:1 n=260 Schirmer’s OC-01 Score ≤ 10 mm BID for Nasal Spray • Visual analog eye dryness score (EDS) in CAE at Week 4 OSDI ≥ 23 28 Days • Visual analog eye dryness score (EDS) in Clinic at Week 4 • Mean change in Schirmer’s Score at Week 4 n=252 Placebo (Vehicle • Inferior fluorescein corneal staining Control) • Mean change in eye dryness score at Week 2 vs. baseline • Mean change in eye dryness score at Week 1 vs. baseline ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 22

ONSET-2 Phase 3 Study Design Important Study Design Elements: • No placebo run-in period utilized as part of the study design, same as ONSET-1, designed to reflect real world experience • Broad dry eye subject eligibility criteria • Subjects could enter with an Eye Dryness Score from 0 – 100 • Main criteria for entry is Schirmer’s Score < 10 mm ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 23

Demographics[1] and Baseline Characteristics[2] OC-01 OC-01 Control Total 0.6 mg / mL 1.2 mg / mL (n=252) (n=758) (n=260) (n=246) Mean Age at Randomization (years) 58.4 59.6 58.4 58.8 Age Range (min, max) 23, 95 22, 91 22, 91 22, 95 Sex Male 51 (20.2) 66 (25.4) 65 (26.4) 182 (24.0) Female 201 (79.8) 194 (74.6) 181 (73.6) 576 (76.0) Race White 211 (83.7) 219 (84.2) 200 (81.3) 630 (83.1) Black or African American 29 (11.5) 27 (10.4) 35 (14.2) 91 (12.0) Asian 5 (2.0) 11 (4.2) 7 (2.8) 23 (3.0) American Indian or Alaska Native 6 (2.4) 1 (0.4) 2 (0.8) 9 (1.2) Ethnicity Not Hispanic or Latino 216 (85.7) 233 (89.6) 209 (85.0) 658 (86.8) Hispanic or Latino 36 (14.3) 27 (10.4) 37 (15.0) 100 (13.2) Mean Baseline Schirmer’s Test (with anesthesia, mm) (min, max) 4.9 (0,10) 5.1 (0,10) 5.4 (0,10) 5.1 (0,10) Mean Baseline Eye Dryness Score (mm) (min, max) 58.1 (3,100) 58.5 (2,100) 59.3 (4,99) 58.6 (2,100) [1] Demographics of ITT-observed Population [2] Baseline Characteristics of Safety Population ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 24

Statistically Significant Improvement in Signs % Subjects with ≥ 10 mm Change from Baseline in Schirmer’s Score (mm) - Week 4 - LOCF Primary (Sign) Endpoint p<0.0001 p<0.0001 49% 47% 28% % Subjects % n=252 n=260 n=246 Control 0.6 mg/ml 1.2 mg/ml ITT-population Cochran-Mantel-Haenszel (CMH) test controlling for study site, baseline STS, and baseline EDS All comparisons made to control group ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 25 Missing data were imputed using last-available data

Statistically Significant Improvement in Signs % Subjects with ≥ 10 mm Change from Baseline in Schirmer’s Score (mm) - Week 4 Primary (Sign) Endpoint p<0.0001 p<0.0001 47% 44% 26% % Subjects % n=220 n=227 n=216 Control 0.6 mg/ml 1.2 mg/ml ITT-population (excluding sites 48 and 51) Cochran-Mantel-Haenszel (CMH) test controlling for study site, baseline STS and baseline EDS All comparisons made to control group ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 26

Study Comparison - Statistically Significant Improvement in Signs % Subjects with ≥ 10 mm Change from Baseline in Schirmer’s Score (mm) - Week 4 p<0.001* p=0.001* p<0.0001 p<0.0001 60% 60% 54% 50% 48% 50% 47% 44% 40% 40% 30% 30% 26% % Subjects % % Subjects % 20% 20% 14% 10% 10% 0% 0% n=43 n=46 n=40 n=220 n=227 n=216 Control 0.6 mg/ml 1.2 mg/ml Pearson Chi-Squared. ITT-observed population ITT-population (excluding sites 48 and 51) All comparisons made to control group Cochran-Mantel-Haenszel (CMH) test controlling for study site, baseline STS and baseline EDS * Nominal p-value All comparisons made to control group ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 27

Statistically Significant Improvement in Signs Mean Change from Baseline in Schirmer’s Score (mm) - Week 4 - LOCF Secondary (Sign) Endpoint p<0.0001* p<0.0001* 11.3 11.5 6.3 Schirmer’s Score (mm) Score Schirmer’s n=248 n=251 n=235 Control 0.6 mg/ml 1.2 mg/ml ITT-population, Least Square (LS) means were derived from ANCOVA model with treatment, site, baseline STS and baseline EDS as covariates. All comparisons made to control group * Nominal p-value ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 28

Statistically Significant Improvement in Signs

ONSET 2

Mean Change from Baseline in Schirmer's Score (mm) - Week 4



Secondary (Sign) Endpoint
Mean Change in Schirmer's Score (mm)
p<0.0001*
p<0.0001*
5.9
11.0
11.2
n=213
n=218
n=205
Control
0.6 mg/ml
1.2 mg/ml

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ITT-population (excluding sites 48 and 51), Least Square (LS) means were derived from ANCOVA model with treatment, site, baseline STS and baseline EDS as covariates.
All comparisons made to control group
* Nominal p-value

©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 29

Study Comparison - Statistically Significant Improvement in Signs Mean Change from Baseline in Schirmer’s Score (mm) - Week 4 p<0.001 p<0.001 p<0.0001* p<0.0001* 12 11.4 12 11.1 11.0 11.2 10 10 8 8 5.9 6 6 3.7 4 4 2 2 Mean Mean Change Score in Schirmer’s (mm) Mean Mean Change Score in Schirmer’s (mm) 0 0 n=43 n=46 n=40 n=213 n=218 n=205 Control 0.6 mg/ml 1.2 mg/ml ITT-observed population ITT-population (excluding Sites 48 and 51) Least Square (LS) means were derived from ANCOVA model ANCOVA calculated using a model with baseline STS, baseline STS with cotton with treatment, site, baseline STS and baseline EDS as covariates swab stimulation, site ID and treatment group as covariates All comparisons made to control group ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary All comparisons made to control group * Nominal p-value I 30

Statistically Significant Improvement in Symptoms Mean Change in Baseline Eye Dryness Score – Week 1, 2 & 4 - LOCF Secondary (Symptom) Endpoints Week 1 Week 2 Week 4 n=248 n=254 n=239 n=248 n=255 n=239 n=248 n=255 n=242 -13.3 -12.7 -15.7 -15.4 -15.4 -16.5 EDS EDS Score (mm) -17.9 p<0.05* p=0.008* -19.8 P<0.001 p=0.038* -22.2 p=0.001* Control 0.6 mg/ml 1.2 mg/ml ITT-population, Least Square (LS) means were derived from ANCOVA model with treatment, site, baseline STS, and baseline EDS as covariates. All comparisons made to control group. Missing data were imputed using last-available data at Week 2 and Week 4 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 31 * Nominal p-value

Study Comparison - Statistically Significant Improvement in Symptoms Mean Change in Baseline Eye Dryness Score - Week 4 N=43 N=46 N=40 N=241 N=248 N=233 0 0 -5 -5 -5.6 -10 -10 -15 -15 -15.4 -15.4 p=0.13 -20 -19.0 -20 Mean Change in EDS Score (mm) Score EDS in Change Mean Mean Change in EDS Score (mm) Score EDS in Change Mean -19.8 p<0.05 p=0.038* -22.2 -25 -25 p=0.001* Control 0.6 mg/ml 1.2 mg/ml ITT-population, ANCOVA model with baseline, site, and treatment group as ITT population, Least Square (LS) means were derived from ANCOVA model with treatment, site, baseline STS covariates and baseline EDS as covariates. All comparisons made to control group Missing data were imputed using last-available data All comparisons made to control group ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 32 * Nominal p-value

Statistically Significant Improvement in Symptoms Mean Change in Baseline Eye Dryness Score Secondary (Symptom) Endpoints Week 1 Week 2 Week 4 n=248 n=254 n=239 n=248 n=251 n=232 n=241 n=248 n=233 -13.3 -12.8 -15.7 -15.4 -15.8 -16.5 -17.9 p<0.05* p=0.009* -19.7 P<0.001 Mean Change in Change EDS Mean Score (mm) -22.5 p=0.002* Control 0.6 mg/ml 1.2 mg/ml ITT-population, Least Square (LS) means were derived from ANCOVA model with treatment, site, baseline STS and baseline EDS as covariates. All comparisons made to control group. * Nominal p-value ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 33

Demographics[1] and Baseline Characteristics[2] OC-01 OC-01 Baseline Eye Dryness Score > 40 Control Total 0.6 mg / mL 1.2 mg / mL (n=191) (n=583) (n=200) (n=192) Mean Age at Randomization (years) 58.0 58.9 58.0 58.3 Age Range (min, max) 23, 86 22, 85 22, 91 22, 91 Sex Male 36 (18.8) 48 (24.0) 49 (25.5) 133 (22.8) Female 155 (81.2) 152 (76.0) 143 (74.5) 450 (77.2) Race White 163 (85.3) 168 (84.0) 156 (81.3) 487 (83.5) Black or African American 21 (11.0) 21 (10.5) 27 (14.1) 69 (11.8) Asian 1 (0.5) 8 (4.0) 5 (2.6) 14 (2.4) American Indian or Alaska Native 5 (2.6) 1 (0.5) 2 (1.0) 8 (1.4) Ethnicity Not Hispanic or Latino 163 (85.3) 179 (89.5) 158 (82.3) 500 (85.8) Hispanic or Latino 28 (14.7) 21 (10.5) 34 (17.7) 83 (14.2) Mean Baseline Schirmer’s Test (with anesthesia, mm) 5.0 5.2 5.4 5.2 Mean Cotton Swab Schirmer’s Test (mm) 27.5 27.9 27.8 27.7 Mean Baseline Eye Dryness Score (mm) 68.4 67.9 68.5 68.3 [1] Demographics of ITT-observed Population [2] Baseline Characteristics of Safety Population ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 34

Statistically Significant Improvement in Signs % Subjects with ≥ 10 mm Change from Baseline in Schirmer’s Score (mm) - Week 4 Baseline Eye Dryness Score > 40 EDS-LOCF P=0.0001 P=0.0002 47% 48% 27% % Subjects % n=191 n=200 n=192 Control 0.6 mg/ml 1.2 mg/ml ITT-population Cochran-Mantel-Haenszel (CMH) test controlling for study site, baseline STS, and baseline EDS All comparisons made to control group ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 35 Missing data were imputed using last-available data

Statistically Significant Improvement in Symptoms Mean Change in Baseline Eye Dryness Score – Week 1, 2 & 4 Baseline Eye Dryness Score > 40 EDS - LOCF Secondary (Symptom) Endpoints Week 1 Week 2 Week 4 n=187 n=196 n=186 n=187 n=196 n=186 n=187 n=196 n=189 -15.9 -17.0 -20.3 -20.8 -21.6 -20.9 EDS EDS Score (mm) -23.3 p<0.01* p=0.001* -26.1 -28.8 P<0.001 p=0.047* p=0.003* Control 0.6 mg/ml 1.2 mg/ml ITT-population, Least Square (LS) means were derived from ANCOVA model with treatment, site, baseline STS, and baseline EDS as covariates. All comparisons made to control group. Missing data were imputed using last-available data at Week 2 and Week 4 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 36 * Nominal p-value

Improvement in Symptoms in CAE Mean Change in Eye Dryness Score (5 min post administration) from Baseline in Controlled Adverse Environment (CAE) – Week 4 Secondary (Symptom) Endpoint n=169 n=187 n=171 -7.4 -9.0 -10.3 p=0.50 Mean Change in Change EDS Mean Score (mm) P<0.001p=0.20 P=0.001 Control 0.6 mg/ml 1.2 mg/ml ITT-population (excluding sites 45 and 48), Least Square (LS) means were derived from ANCOVA model with treatment, site, baseline STS and baseline EDS as covariates. All comparisons made to control group ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 37

Improvement in Symptoms Pre-CAE Mean Change in Eye Dryness Score from Baseline Pre-CAE n=212 n=215 n=197 -14.7 -16.9 p=0.31 -19.3 p=0.04 Mean Change in Change EDS Mean Score (mm) P<0.001 P=0.001 Control 0.6 mg/ml 1.2 mg/ml ITT-population (excluding sites 45 and 48), Least Square (LS) means were derived from ANCOVA model with treatment, site, baseline STS and baseline EDS as covariates. All comparisons made to control group Pre-Specified Analysis, not primary or secondary endpoint ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 38

OC-01 Shows Benefit in CAE vs. Control Mean Eye Dryness Score in CAE (Controlled Adverse Environment) 60 Mean EDS at 2 Hours Control Post-Hoc Analysis Control 59 55 0.6 mg/ml 0.6 mg/ml 56 1.2 mg/ml 52 1.2 mg/ml 50 45 40 Mean EDS at Time 0 Mean EDS Score (mm) Control 35 35 0.6 mg/ml 35 1.2 mg/ml 37 30 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100 105 110 115 120 *ITT-population (excluding sites 45 and 48) Post-hoc analysis, not primary or secondary endpoint ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 39

Improvement in Symptoms in CAE Mean Change in Eye Dryness Score After 2 hours in CAE vs. Baseline Post-Hoc Analysis n=209 n=195 -13.7 -20.7 Mean Change in Change EDS Mean Score (mm) P<0.001 P=0.001 p=0.008 [1] Control 1.2 mg/ml [1] Post-Hoc Analysis ITT-population (excluding sites 45 and 48), Least Square (LS) means were derived from ANCOVA model with treatment, site, treated in chamber (Y/N), baseline STS and baseline EDS as covariates. ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 40 All comparisons made to control group

Improvement in Symptoms in CAE Area Under the Curve in CAE (Eye Dryness Score) Post-Hoc Analysis 1072.2 p=0.01[1] 597.2 Mean Change in Change EDS Mean Score (mm) P<0.001 n=209 n=196 Control 1.2 mg/ml [1] Post-Hoc Analysis ITT-population (excluding sites 45 and 48), Least Square (LS) means were derived from ANCOVA model with treatment, site, treated in chamber (Y/N), baseline STS and baseline EDS as covariates. ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 41 All comparisons made to control group

Summary of Treatment - Emergent Adverse Events Control 0.6 mg/mL 1.2 mg/mL Total (n=251) (n=260) (n=245) (n=756) n (%) n (%) n (%) n (%) Subjects with any Treatment Emergent Adverse Events (TEAE) 135 (53.8) 252 (96.9) 241 (98.4) 628 (83.1) Subjects with any Treatment-Related Treatment Emergent Serious 0 0 0 0 Adverse Events (SAE) Subjects with any Ocular TEAE 31 (12.4) 29 (11.2) 32 (13.1) 92 (12.2) Subjects with any TEAEs Leading to Discontinuation[1] 4 (1.6) 5 (1.9) 8 (3.3) 17 (2.2) Related to Study Drug[1] 2 (0.8) 4 (1.5) 5 (2.0) 11 (1.5) Subjects reporting more than 1 event are only counted once at the maximum relationship reported. A TEAE is defined as an AE that is new or worsened in severity compared to the first dose of study drug AE records were cut off at 28-day treatment period. Safety population [1] ITT population ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 42

Adverse Event Profile Treatment-Emergent Adverse Events in >5% of Subjects Potentially Related to OC-01 OC-01 OC-01 Control Total 0.6 mg / mL 1.2 mg / mL (n=251) (n=756) (n=260) (n=245) Sneeze after any installation 73 (29.1) 247 (95.0) 237 (96.7) 557 (73.7) Cough after any instillation 5 (2.0) 49 (18.8) 53 (21.6) 107 (14.2) Throat Irritation after any instillation 5 (2.0) 35 (13.5) 44 (18.0) 84 (11.1) Instillation Site Irritation 3 (1.2) 19 (7.3) 35 (14.3) 57 (7.5) All events mild (99.9%) or No Serious Adverse events Unique delivery in an ocular moderate (0.1%) in severity. related to Study Drug surface sparing nasal spray No severe events. with no ocular burning/stinging Subjects reporting more than 1 event are only counted once at the maximum relationship reported. A TEAE is defined as an AE that is new or worsened in severity compared to the first dose of study drug Safety population AE records were cut off at 28-day treatment period. ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 43

OC-01 Nasal Spray Clinical Development Program 1 Phase 1 Phase 2b Phase 3 Phase 2 28-Day 28-Day Long-term 84-Day PK Study Safety & Efficacy Safety & Efficacy Safety & Efficacy Complete Complete Complete Complete ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 44

MYSTIC Phase 2 Study Design Single Center, Randomized, Controlled, Single-masked Clinical Trial to Evaluate the Chronic Efficacy of OC-01 Nasal Spray on Signs of Dry Eye Disease Primary Endpoint: n=41 1.2 mg/ml OC-01 • Mean Change in Schirmer’s Score at Day 84 Nasal Spray Randomized n=41 0.6 mg/ml 1:1:1 Results: OC-01 Schirmer’s BID for Nasal Spray • Statistically significant improvements in Schirmer’s Score Score ≤ 10 mm 84 Days compared to control shown as early as 7 days • Sustainable efficacy at 84 days with BID dosing regimen at N=123 n=41 Vehicle Control both 0.6 mg/ml and 1.2 mg/ml (Placebo) • Magnitude of tear production consistent with prior studies of OC-01 at 28 Days ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 45

Statistically Significant Improvement in Primary Endpoint of Schirmer’s Score at Day 84 Mean Change from Baseline in Schirmer’s Score (mm) LOCF Analysis Observed Analysis p=0.01 p=0.01 p<0.05 p<0.05 12.0 12.0 10.8 11.0 10.6 11.0 10.0 10.0 8.0 8.0 6.0 6.2 6.0 6.0 4.0 4.0 2.0 2.0 0.0 0.0 Day 84 Day 84 Mean Change in Schirmer’s Score (mm) Score Schirmer’s in Change Mean Placebo 0.6 mg/ml 1.2 mg/ml Placebo 0.6 mg/ml 1.2 mg/ml n=41 n=41 n=41 n=32 n=35 n=29 Intent to Treat - Last Observation Carried Forward Intent to Treat - Observed ANCOVA, Least Squares mean ANCOVA, Least Squares mean ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 46

Showed Early & Sustained Improvement in Schirmer’s Score to Day 84 Highlights: Mean Change from Baseline in Schirmer’s Score (mm) 13.0 12.3 • Early improvement in 11.5 mean change in 11.0 11.0 10.5 10.7 10.6 Schirmer’s score for 10.4 10.3 both dose groups 9.0 6.9 7.0 • Consistent tear film 7.0 6.3 6.3 production with twice daily dosing at all visits 5.0 to Day 84 3.0 1.0 n=33 n=35 n=31 n=31 n=34 n=31 n=31 n=35 n=30 n=35 n=29 n=32 -1.0 Day 7 Day 28 Day 56 Day 84 Mean Change in Schirmer’s Score (mm) Score Schirmer’s in Change Mean Placebo 0.6 mg/ml 1.2 mg/ml Intent To Treat - Observed Mean Change from Baseline ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 47

OC-01 Nasal Spray Profile Preservative-free nasal spray with 50 uL spray delivered twice daily to each nostril Novel mechanism of action to restore tear film homeostasis with natural tear production Rapid onset of action demonstrated in clinical trials to significantly improve signs and symptoms Improvement in tear production demonstrated in the majority of a broad subject population Favorable tolerability - no ocular burning/stinging Most common side effect was transient sneezing ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 48

Commercialization of OC-01 Nasal Spray Planning 1st launch in the U.S. in Q4 2021; key commercialization strategies include: Specialty sales force Extensive education and Enable patient access to marketing campaigns OC-01 Competitively sized specialty Broad ECP education and Strategic contracting for broad payer sales force of 150 to 200 marketing with focused direct-to- coverage, comprehensive pharmacy representatives targeting high consumer campaigns leveraging distribution, and patient support prescribing Eye Care novel MOA & nasal spray services Professionals (ECPs) Specialty sales force could support the We will consider potential partnerships for international commercialization of additional ocular therapies commercialization ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 49

Financial Highlights Income Statement (3/31/20): Balance Sheet (3/31/20): Initial Public Offering (11/2019): First Follow-on Offering (5/2020): $92M gross proceeds $121M gross proceeds 5.75M shares @ $16 per share 4.31M shares @ $28 per share ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 50

Strong Global I.P. Position OC-01 (Varenicline) Nasal Spray: . U.S. license granted for varenicline tartrate by Pfizer . Five issued U.S. patents (expire 2035) relating to methods and/or formulations • Patents relating to methods of treating dry eye disease, increasing tear production, and improving ocular discomfort using varenicline, as well as pharmaceutical formulations for local nasal administration of varenicline Global Filing Initiated: . Australia, Brazil, Canada, China, Eurasia (includes Russia), Europe, Hong Kong (via EP), Israel, Japan, Korea, Malaysia, Mexico, Philippines, Singapore, South Africa . Ex-U.S. expiration as early as 2035 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 51

OC-01 Nasal Spray Expected Timeline to Approval Enrollment Complete - Q3 2018 Enrollment Complete - Q1 2020 Top-line Data - Q4 2018 Top-line Data - Q2 2020 NDA Submission - 2H 2020 NDA Approval - 2H 2021 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary I 52

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